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EXHIBIT 10.42






                                DEPOSIT AGREEMENT

                                     BETWEEN

                              PACIFIC ETHANOL, INC.

                                       AND

                                  COMERICA BANK







                              DATED APRIL 13, 2006



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                              PACIFIC ETHANOL, INC.

                                DEPOSIT AGREEMENT


         THIS DEPOSIT AGREEMENT is made on the 13th day of April, 2006 (the "AGREEMENT"), by and between Pacific Ethanol, Inc., a Delaware corporation (the "COMPANY"), and Comerica Bank, a Michigan banking corporation, in its capacity as depository bank (the "Bank"). Certain capitalized terms used herein are defined in Section 5.14 of this Agreement.

         WHEREAS, the Company and Cascade Investment, L.L.C., a Washington limited liability company (the "PURCHASER") have entered into a Purchase Agreement, dated as of November 14, 2005 (the "PURCHASE AGREEMENT"), pursuant to which the Purchaser has purchased from the Company, and the Company has sold to the Purchaser, the Preferred Shares (as defined in the Purchase Agreement);

         WHEREAS, pursuant to the terms of the Purchase Agreement, $80,000,000 of the purchase price paid by the Purchaser to the Company in consideration of the Preferred Shares is to be deposited into a restricted cash account (the "RESTRICTED CASH ACCOUNT") to be held by the Bank and applied in the manner provided in this Agreement;

         WHEREAS, to induce the Purchaser to acquire the Preferred Shares, the Company has agreed to enter into this Agreement, establish the Restricted Cash Account and utilize the amounts maintained in the Restricted Cash Account in accordance with this Agreement; and

         WHEREAS, the parties hereto desire to set forth the terms of the Restricted Cash Account and to select Bank as the depository bank to act in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement and the Purchase Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I.

                    ESTABLISHMENT OF RESTRICTED CASH ACCOUNT

             SECTION 1.01 Selection of depository bank. The Company hereby selects Bank as the depository bank under this Agreement, and Bank agrees to assume and perform the obligations of Bank under this Agreement.

             SECTION 1.02 Establishment of Restricted Cash Account. Subject to the terms and conditions set forth in this Agreement, on the date hereof the Purchaser has deposited with Bank an amount equal to $80,000,000 (the "DEPOSIT AMOUNT") by wire transfer of immediately available funds to the account of the Bank referenced on EXHIBIT A attached hereto. The Deposit Amount, together with any and all interest, income and other earnings thereon, is referred to as the "DEPOSIT FUND." The Bank shall hold, invest, manage, administer, distribute and dispose of the Deposit Fund in accordance with the terms and conditions of this Agreement.



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             SECTION 1.03 Investment and Liquidation of Deposit Fund.

                  (a) Pending disbursement, the Bank shall invest and reinvest the Deposit Fund in Permitted Investments, and liquidate such Permitted Investments, pursuant to and in accordance with the written instructions of an Authorized Officer of the Company as provided to the Bank from time to time. Interest, income and other earnings, if any, earned on the investment of any Deposit Fund moneys shall be credited to the Restricted Cash Account. The Bank shall not be liable for any loss resulting from any investment made, or any sale or redemption of any investment made, in accordance with instructions received from an Authorized Officer of the Company or in accordance with paragraph (b) of this Section 1.03.

                  (b) If and when cash is required to be disbursed in accordance with this Agreement, and cash is not otherwise available in the Restricted Cash Account, the Bank is authorized, without instructions from an Authorized Officer of the Company, to cause Permitted Investments to be sold or otherwise liquidated into cash (without regard to maturity) in such manner as the Bank shall direct; provided that the Bank shall attempt to liquidate any and all investments as so needed in such manner as will minimize, to the extent reasonably practicable, the costs, penalties and losses associated with any such liquidation.


                                   ARTICLE II.

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         SECTION 2.01 Representations and Warranties of the Company. Each submission of a requisition to the Bank shall constitute a representation and warranty by the Company that all of the information contained in such requisition is true and correct.

         SECTION 2.02 Covenant of the Company. The Company covenants and agrees that it shall not withdraw moneys from the Restricted Cash Account or utilize any moneys that have been withdrawn from the Restricted Cash Account except in accordance with the terms and provisions of this Agreement and the applicable requisition under which such moneys are to be withdrawn.


                                  ARTICLE III.

                  DISBURSEMENT FROM THE RESTRICTED CASH ACCOUNT

         SECTION 3.01 Disbursements for Payment of Construction Costs. The Bank is hereby authorized and directed to disburse moneys in the Restricted Cash Account to or upon the order of the Company, from time to time, upon receipt by it of a requisition signed by two Authorized Officers of the Company, which requisition shall state with respect to each payment to be made: (1) the requisition number, (2) identify the ethanol production facility in respect of which such requisition is being made, (3) the name and address of the Person to whom payment is due or has been made, (4) the aggregate amount paid or to be paid to such Person, (5) an accurate description of the work performed, services


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rendered, materials, equipment or supplies delivered or any other purpose for which such payment was or is to be made, with invoices with respect thereto attached, (6) the proposed date of payment and the payment or wire instructions for the payment or transfer of such amounts by the Bank to such Person, (7) that each obligation, item of cost or expense mentioned therein has been properly incurred and has been paid or is then due and payable (or is required to be deposited at this time as equity in a Subsidiary project financing under a binding agreement with a third party which is not an Affiliate) as an item of the Cost of Construction, is a proper charge against the Restricted Cash Account, and has not been the basis of any previous payment therefrom, (8) all amounts previously drawn from the Restricted Cash Account under Construction Cost Requisitions (i) have been applied to pay the Costs of Construction listed on the applicable Construction Cost Requisition with respect to which such amounts were drawn or (ii) have not yet been expended and are still available to the Company or a Subsidiary of the Company for the payment of Costs of Construction, (9) that the amount of such requisition, together with all amounts previously drawn from the Restricted Cash Account under Construction Cost Requisitions relating to the ethanol production facility in respect of which the drawing is being made, does not exceed the Project Limit, and (10) that the Purchaser shall have approved, in writing, the terms of the debt, if any, incurred by the Company or a Subsidiary of the Company to finance a portion of the Costs of Construction of the ethanol production facility in respect of which the drawing is being made . A form of Construction Cost Requisition is attached hereto as EXHIBIT B.

         SECTION 3.02 Disbursements for Payment of Acquisition Costs. The Bank is hereby authorized and directed to disburse moneys in the Restricted Cash Account to or upon the order of the Company and consented to by the Purchaser, from time to time, upon receipt by it of a requisition signed by two Authorized Officers of the Company, with a consent thereto signed by an officer of the Purchaser, which requisition shall state with respect to each payment to be made: (1) the requisition number, (2) the name and address of the Person to whom payment is due or has been made, (3) the aggregate amount paid or to be paid to such Person, (4) the proposed date of payment and the payment or wire instructions for the payment or transfer of such amounts by the Bank to such Person, and (5) that such payment obligation has been incurred in connection with the acquisition of an ethanol production facility by the Company or a Subsidiary of the Company and is currently payable, is a proper charge against the Restricted Cash Account, and has not been the basis of any previous payment therefrom. A form of Acquisition Cost Requisition is attached hereto as EXHIBIT C.

         SECTION 3.03 Disbursements upon Redemption of Preferred Shares. The Bank is hereby authorized and directed to disburse all moneys in the Restricted Cash Account to or upon the order of the Company upon receipt by it of a written requisition signed by two Authorized Officers of the Company, which instrument shall state (1) the name and address of the Person to whom payment shall be made, (2) the aggregate amount to be paid to such Person, (3) the proposed date of payment and the payment or wire instructions for the payment or transfer of such amounts by the Bank to such Person, and (4) that such payment is being made to fund the payment of the redemption price of the Preferred Shares on the date that the Preferred Shares are being redeemed in accordance with the terms and provisions thereof, is a proper charge against the Restricted Cash Account, and has not been the basis of any previous payment therefrom.

         SECTION 3.04 Bank's Reliance on Requisitions. In paying any requisition under this Article III, the Bank may rely as to the completeness and accuracy of all statements in such requisition upon the approval of such requisition by an Authorized Officer of the Company, execution thereof to be conclusive evidence of such approval, and the Company hereby covenants and agrees to indemnify and save harmless the Bank from any liability incurred in connection with the payment of any requisition so executed by an Authorized Officer of the Company.


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         SECTION 3.05 Records of Disbursements. The Bank shall keep and maintain adequate records pertaining to all requisitions and disbursements from the Restricted Cash Account and, if requested by the Company or the Purchaser, shall promptly provide such requestor with a copy of each such requisition submitted to the Bank for payment under this Article III.

                                   ARTICLE IV.

                     RIGHTS AND DUTIES OF BANK; TERMINATION

             SECTION 4.01 Rights and Duties of Bank. It is understood and agreed that the Bank:

                  (a) undertakes to perform only those duties as are expressly set forth in this Agreement;

                  (b) shall not be required to take any action which is contrary to this Agreement or applicable law;

                  (c) shall not be liable for any action taken or omitted to be taken in good faith by it hereunder, except to the extent that any loss or damage results from the Bank's gross negligence or willful misconduct; and

                  (d) shall be protected in acting upon any document, instrument or signature believed by it to be genuine, and it may be assumed that any person purporting to give any notice or instructions in accordance with this Agreement has been duly authorized to do so. The Bank may consult with legal counsel, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder and in good faith in accordance therewith.

             SECTION 4.02 Termination. The Bank may terminate this Agreement at any time by giving thirty (30) days' written notice to the Company and the Purchaser, and, in the event of such termination, the Company and the Purchaser shall jointly select a successor depository bank. Company and Purchaser may terminate Bank's obligations hereunder at any time with or without cause by joint action of both the Company and the Purchaser. No such resignation or removal shall become effective until a successor depository bank shall have executed an instrument by which it shall have assumed all of the rights and obligations of the Bank hereunder.

             SECTION 4.03 Compensation of Bank. The Company shall pay to the Bank compensation as shall be agreed to from time to time by the Company and the Bank, and shall reimburse the Bank for reasonable fees, costs and expenses, including reasonable attorneys' fees, incurred by the Bank in connection with the performance of its duties and obligations under this Agreement.

             SECTION 4.04 Indemnity. The Company agrees to indemnify, defend and hold harmless the Bank, its Affiliates and their respective directors, managers, officers, members, stockholders, employees, Affiliates, agents, trustees, advisors (including, without limitation, attorneys, accountants and financial advisors), attorneys-in-fact, successors and assigns (collectively, "Indemnified Parties") from and against any and all losses, claims, liabilities, damages,


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deficiencies, costs or expenses (including, without limitation, interest, penalties, reasonable attorneys' fees, disbursements and related charges and any costs or expenses that an Indemnified Party incurs to enforce its right to indemnification) (collectively, "Losses") based upon, arising out of or otherwise in respect of the execution, delivery and performance of this Agreement, except that the Company shall not be required to indemnify, defend and hold harmless the Bank or any other Indemnified Party against any Losses resulting from its own gross negligence or willful misconduct.

                                   ARTICLE V.

                                  MISCELLANEOUS

             SECTION 5.01 No Assignment. No assignment of any rights or delegation of any obligations provided for in this Agreement may be made by any party without the express written consent of the Company, the Bank and the Purchaser. This Agreement shall be binding upon the successors and permitted assigns of the parties.

             SECTION 5.02 Further Assurances. The Company and the Bank each agree to execute and deliver such other documents or agreements as may be necessary or desirable for the implementation of this Agreement and the consummation of the transactions contemplated hereby.

             SECTION 5.03 Notices. Any notice, request, demand or other communication required or permitted to be given to the Company, the Bank or the Purchaser pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of: (a) the date of personal delivery, (b) the date of transmission by facsimile, with confirmed transmission and receipt, (c) two (2) days after deposit with a nationally-recognized courier or overnight service and (d) five (5) days after mailing via first-class mail. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the Company, the Bank or the Purchaser, as applicable, at the following address: (i) if to the Company, to Pacific Ethanol, Inc., 5711 N. West Ave., Fresno, CA 93711, attention: Neil Koehler, with a copy to Rutan & Tucker LLP, 611 Anton Boulevard, 14th Floor, Costa Mesa, CA 92626, attention: Larry A. Cerutti, facsimile (714) 546-9035, (ii) if to the Bank, to Comerica Bank, attention: Robert Harlan, Vice President, 5200 N. Palm Avenue #320, Fresno, CA 93704 with a copy to Comerica Bank, attention: Phil Ellis, Senior Counsel-Senior Vice President, 15303 Ventura Blvd, Sherman Oaks, CA 91403 and (iii) (i) if to the Purchaser, to Cascade Investment, L.L.C., 2365 Carillon Point, Kirkland, WA 98033, attention: Michael Larson, with a copy to Thelen Reid & Priest LLP, 875 Third Avenue, New York, NY 10022, attention: John T. Hood, facsimile (212) 603-2001. The Company, the Bank and the Purchaser (and their permitted assigns) may change such address for receipt of future notices hereunder by giving written notice to the Company, the Bank and the Purchaser.

             SECTION 5.04 Governing Law. This Agreement shall be governed by, and construed, interpreted and enforced in accordance with, the laws of the state in which the Deposit Fund is located, without giving effect to the principles of conflicts of laws thereunder which would specify the application of the law of another jurisdiction.

             SECTION 5.05 Jury Trial Waiver; Reference Provision; Consent to Service of Process.


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                  (a) THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY
JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE SUBJECT MATTER THEREOF.

                  (b)      Reference Provision.

             (i) In the event that the Jury Trial Waiver provision contained in the Agreement is not enforceable, the parties elect to proceed under this Reference Provision.

             (ii)With the exception of the items specified in clause (iii), below, any controversy, dispute or claim (each, a "Claim") between the parties arising out of or relating to the Agreement will be resolved by a reference proceeding in California in accordance with the provisions of Section 638 ET SEQ. of the California Code of Civil Procedure ("CCP"), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Agreement, venue for the reference proceeding will be in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the "Court").

             (iii) The matters that shall not be subject to a reference are the following: (i) non-judicial foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off),
                 (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This Agreement does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this Agreement.

             (iv)The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an EX PARTE or expedited basis, and the parties agree that irreparable harm would result if EX PARTE relief is not granted. Pursuant to CCP ss. 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).

             (v) The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (a) set the matter for a status and trial-setting conference within fifteen (15) days after the


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                 date of selection of the referee, (b) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (c) report a statement of decision within twenty (20) days after the matter has been submitted for decision.

             (vi)The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party's failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered, no party shall be entitled to "priority" in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen
                 (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.

             (vii) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee's power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.

             (viii) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a trial, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP ss. 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

             (ix)If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired


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                 judge or Justice, in accordance with the California Arbitration
                 Act ss.1280 through ss.1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.

             (x) THE PARTIES RECOGNIZE AND AGREE THAT ALL DISPUTES RESOLVED
                 UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM WHICH ARISES OUT OF OR IS RELATED TO THE AGREEMENT.

             SECTION 5.06 Third Party Beneficiary. The Purchaser shall be a third party beneficiary of this Agreement.

             SECTION 5.07 No Right of Set-Off. The Bank agrees that it shall have no right, title or interest in the Deposit Fund. In addition, the Bank irrevocably waives any banker's lien or right of set-off to which it may be entitled, and any other right that it may have at law or otherwise to exercise such banker's lien or right of set-off, and agrees that it shall not appropriate or apply any moneys in the Restricted Cash Account to the payment of any obligations of the Company or any of its subsidiaries to the Bank, any affiliate of the Bank or any other third party. Notwithstanding the foregoing, the Bank expressly reserves, all of its present and future rights (whether described as rights of setoff, banker's lien, security interest, chargeback or otherwise, and whether available to the Bank under the law or under any other agreement between the Bank and Company concerning the Restricted Cash Account, or otherwise) with respect to: (i) erroneous entries to the Restricted Cash Account and (ii) the Bank's usual and customary charges for services rendered in connection with the Restricted Cash Account.

             SECTION 5.08 Entire Agreement. This Agreement, including the Exhibits hereto, constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Exhibits hereto are hereby incorporated herein by reference.

             SECTION 5.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             SECTION 5.10 Amendments and Termination. This Agreement may not be amended, supplemented, modified or terminated, and no provisions hereof may be waived, without the written consent of the Company, the Bank, and the Purchaser. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of the Company, the Bank or the Purchaser, shall be deemed to constitute a waiver of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by the Company, the Bank or the Purchaser of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.


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         This Agreement shall terminate upon the disbursement of the entire
Deposit Fund in the Restricted Cash Account pursuant to Article III.

             SECTION 5.11 Severability. If any provision of this Agreement shall be declared void or unenforceable by any judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

             SECTION 5.12 Titles and Subtitles; Interpretive Matters. The titles and subtitles used in this Agreement are for convenience of reference only and are not to be considered in construing or interpreting any term or provision of this Agreement. No provision of this Agreement will be interpreted in favor of, or against, any of the parties hereto by reason of the extent to which any such party or its counsel participated in the drafting thereof or by reason of the extent to which any such provision is inconsistent with any prior draft hereof or thereof.

             SECTION 5.13 Facsimile Signatures. Any signature page delivered by a fax machine shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to deliver promptly an original counterpart to each party to whom the faxed signature page was sent.

             SECTION 5.14 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "AFFILIATE" means, with respect to any Person, (i) any other Person of which securities or other ownership interests representing more than fifty percent (50%) of the voting interests are, at the time such determination is being made, owned, Controlled or held, directly or indirectly, by such Person, or (ii) any other Person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such Person. As used herein, "CONTROL", whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a Person, whether through the ownership of voting securities or otherwise.

         "ACQUISITION COST REQUISITION" shall mean an Acquisition Cost Requisition from the Company to the Bank, in the form attached hereto as Exhibit C.

         "AUTHORIZED OFFICER" shall mean the Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer or Treasurer of the Company.

         "CONSTRUCTION COST REQUISITION" shall mean a Construction Cost Requisition from the Company to the Bank, in the form attached hereto as Exhibit B.

         "COST(S) OF CONSTRUCTION" shall mean the following costs and expenses incurred by the Company or a Subsidiary of the Company in the construction of an ethanol production facility prior to the commercial operation date of such facility: (a) costs and expenses incurred by the Company or the Subsidiary under engineering, procurement and construction contracts relating to the facility, and other costs and expenses directly related to the design, engineering,


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construction, installation, start-up, and testing of the facility and operating expenses with respect to the facility payable prior to the commercial operation date of the facility; (b) fees and expenses incurred by or on behalf of the Company or the Subsidiary in connection with the development of the facility, including financial, accounting, legal, environmental site assessment, surveying and consulting fees and the costs of preliminary engineering, (c) the costs of obtaining governmental approvals, permits and licenses for the facility prior to the commercial operation date of the facility; (d) interest on the loans incurred to finance the construction of the facility which is payable prior to the commercial operation date of the facility; (e) financing expenses, costs and charges in connection with the facility, and the fees and expenses of the counsel, independent engineers, consultants incurred in connection with the financing of the cost of construction of the facility; (f) insurance premiums with respect to the title insurance policy, title continuations and the insurance relating to the facility; (g) all costs, fees and expenses incurred by the Company or the Subsidiary in accordance with the construction budget and other costs directly related to the design, engineering, construction, installation, start-up and testing of the facility being constructed thereunder;
(h) amounts necessary to fund a debt service reserve account required under the loan agreement or related financing agreements relating to the financing of the facility and (i) all other costs and expenses included in the construction budget for the facility.

         "PERMITTED INVESTMENT" shall mean (a) obligations of or guaranteed by the United States of America (or of any agency directly backed by the full faith and credit of the United States of America), maturing not more than 12 months after the acquisition thereof, (b) commercial paper rated "A-1" by Standard & Poor's Rating Services ("S&P") or "P-1" by Moody's Investors Service, Inc. ("MOODY'S"), maturing not more than 180 days after the acquisition thereof, and
(c) bankers' acceptances, certificates of deposits, term deposits or Eurodollar term deposits issued by a bank which is rated "AA" or better by S&P or "Aa" or better by Moody's, maturing not more than 180 days after the acquisition thereof.

         "PROJECT LIMIT" shall mean (a)(i) with respect to the Madera ethanol production facility, $20,000,000, and (ii) with respect to each other ethanol production facility being constructed by the Company or a Subsidiary of the Company, the product of (A) the Equity Portion, and (B) the total budgeted Costs of Construction for such facility as determined in good faith by the Board of Directors of the Company, or (b) such other amount in respect of an ethanol production facility as shall have been consented to in writing by the Purchaser. "EQUITY PORTION" shall mean 0.30 for the first ethanol production facility (other than the Madera ethanol production facility) in respect of which a Construction Cost Requisition is submitted to the Bank and 0.25 for each subsequent ethanol production facility in respect of which a Construction Cost Requisition is submitted.

         "PERSON" shall mean an individual, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government body or any agency or political subdivision thereof, or any other entity.

         "SUBSIDIARY(IES)" shall mean any other corporation, limited liability company, association, joint stock company, joint venture or business trust or which, as of the date hereof or hereafter, (i) more than fifty percent (50%) of the outstanding voting stock, share capital or other equity interests is owned either directly or indirectly by any Person or one or more of it Subsidiaries, or (ii) the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by any Person and/or its Subsidiaries. Unless otherwise specified to the contrary herein, Subsidiary(ies) shall refer to the Company's Subsidiary(ies).

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the Company and the Bank have executed this Deposit Agreement as of the day and year first above written.


                                       PACIFIC ETHANOL, INC.
                                       By: /S/ RYAN TURNER
                                       Name:__________________________________
                                       Title:_________________________________

                                       COMERICA BANK


                                       By: /S/ ROBERT J. HARLAN
                                       Name: Robert J. Harlan
                                       Title: Vice President

                                                                    EXHIBIT A to
                                                               Deposit Agreement



                             BANK WIRE INSTRUCTIONS


   PACIFIC ETHANOL/CASCADE RESTRICTED ACCOUNT #1892630839

        WIRE FUNDS VIA FEDERAL RESERVE SYSTEM TO:

               COMERICA BANK - CALIFORNIA
               ABA/ROUTING #: 121137522
               333 W. Santa Clara Street
               San Jose, CA  95113

        WIRE FUNDS VIA SWIFT TO:

               Comerica Bank
               SWIFT BIC Code:  MNBD US 33

        ORIGINATOR SHOULD INCLUDE THE FOLLOWING INFORMATION WHEN SENDING THE WIRE TRANSFER TO YOUR ACCOUNT:

               BENEFICIARY BANK NAME AND ADDRESS (INTERNATIONAL WIRE TRANSFERS) BENEFICIARY NAME AND ADDRESS
               BENEFICIARY ACCOUNT NUMBER
               CONTACT/SPECIAL INSTRUCTIONS (OPTIONAL)

        NOTE: TO INSURE PROPER CREDIT TO THE ACCOUNT, THE ACCOUNT NUMBER MUST BE INCLUDED IN THE WIRE INSTRUCTIONS.

                                                                    EXHIBIT B to
                                                               Deposit Agreement




                          CONSTRUCTION COST REQUISITION

                                   NO. _______



                                     [Date]



Comerica Bank
 [Insert Bank Address]
[                                    ]
[                                    ]

Attention:  [                              ]

         Re: Deposit Agreement dated [_________], 2006 (the "DEPOSIT AGREEMENT") between Pacific Ethanol, Inc., a Delaware corporation (the "COMPANY"), and Comerica Bank, a Michigan banking corporation (the "Bank").

Ladies and Gentlemen:

                  This requisition (this "CONSTRUCTION COST REQUISITION") is delivered to you pursuant to Section 3.01 of the Deposit Agreement. Each capitalized term used herein and not otherwise defined herein shall have the definition assigned to that term in the Deposit Agreement. The information relating to this Construction Cost Requisition is as follows:

                  1. The aggregate amount to be withdrawn from the Restricted Cash Account in accordance with this Construction Cost Requisition is $___________.

                  2. This Construction Cost Requisition is to be used to pay Costs of Construction relating to the ___________ ethanol production facility.

                  3. Set forth on Schedule 1 attached hereto is (i) the name and address of each Person to whom any payment is to be made or has been made, (ii) the aggregate amount to be paid to such Person on the disbursement date, or to be paid to the Company on the disbursement date for amounts paid to such Person which have not been the basis of any previous payment, (iii) an accurate description of the work performed, services rendered, materials, equipment or supplies delivered or any other purpose for which each payment was or is to be made, with invoices with respect thereto attached, and (iv) the proposed date of payment and the payment or wire instructions for the payment or transfer of such amounts by the Bank to each such Person.

                  4. The proceeds of this Construction Cost Requisition withdrawn from the Restricted Cash Account will be used to pay Costs of Construction in accordance with the Deposit Agreement.

                  5. Each obligation, item of cost or expense covered by this Construction Cost Requisition has been properly incurred and has been paid or is now due and payable (or is required to be deposited at this time as equity in a Subsidiary project financing under a binding agreement with a third party which is not an Affiliate) as an item of the Costs of Construction, is a proper charge against the Restricted Cash Account, and has not been the basis of any previous payment from the Restricted Cash Account.

                  6. The proceeds of this Construction Cost Requisition, together with all amounts previously drawn from the Restricted Cash Account under Construction Cost Requisitions relating to the ethanol production facility in respect of which this drawing is being made, does not exceed the Project Limit.

                  Furthermore, (a) all amounts previously drawn from the Restricted Cash Account under Construction Cost Requisitions (i) have been applied to pay the Costs of Construction listed on the applicable Construction Cost Requisition with respect to which such amounts were drawn or (ii) have not yet been expended and are still available to the Company or a Subsidiary of the Company for the payment of Costs of Construction and (b) the Purchaser has approved, in writing, the terms of the debt, if any, incurred by the Company or a Subsidiary of the Company to finance a portion of the Costs of Construction of the ethanol production facility in respect of which the drawing is being made.

                                   Very truly yours,

                                   PACIFIC ETHANOL, INC.

                                   By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                   By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                                         Schedule 1 to EXHIBIT B
                                                 (Construction Cost Requisition)




Name       Amount of Payment         Purpose     Date of Payment    Instructions
----       -----------------         -------     ---------------    ------------

                                                                    EXHIBIT C to
                                                               Deposit Agreement


                          ACQUISITION COST REQUISITION
                          ----------------------------

                                   NO. _______




                                     [Date]




Comerica Bank
 [Insert Bank Address]
[                                    ]
[                                    ]

Attention:  [                              ]

         Re: Deposit Agreement dated [____________], 2006 (the "DEPOSIT AGREEMENT") between Pacific Ethanol, Inc., a Delaware corporation (the "COMPANY"), and Comerica Bank, a Michigan banking corporation (the "Bank").

Ladies and Gentlemen:

                  This requisition (this "ACQUISITION COST REQUISITION") is delivered to you pursuant to Section 3.02 of the Deposit Agreement. Each capitalized term used herein and not otherwise defined herein shall have the definition assigned to that term in the Deposit Agreement. The information relating to this Acquisition Cost Requisition is as follows:

                  1. The aggregate amount to be withdrawn from the Restricted Cash Account in accordance with this Acquisition Cost Requisition is $___________.

                  2. Set forth on Schedule 1 attached hereto is (i) the name and address of each Person to whom any payment is to be made or has been made, (ii) the aggregate amount to be paid to such Person on the disbursement date, or to be paid to the Company on the disbursement date for amounts paid to such Person which have not been the basis of any previous payment, and (iii) the proposed date of payment and the payment or wire instructions for the payment or transfer of such amounts by the Bank to each such Person.

                  3. The proceeds of this Acquisition Cost Requisition withdrawn from the Restricted Cash Account will be used to pay obligations incurred in connection with the acquisition of an ethanol production facility by the Company or a Subsidiary of the Company and is currently payable in accordance with the Deposit Agreement.

                  4. Each obligation, item of cost or expense covered by this Acquisition Cost is a proper against the Restricted Cash Account and has not been the basis of any previous payment from the Restricted Cash Account.

                                     Very truly yours,

                                     PACIFIC ETHANOL, INC.

                                     By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                     By:
                                            ------------------------------------
                                            Name:
                                            Title:



CONSENTED TO BY:

CASCADE INVESTMENT, L.L.C.

By:    _____________________________________
       Name:
       Title:

                                                         Schedule 1 to EXHIBIT C
                                                  (Acquisition Cost Requisition)



Name       Amount of Payment         Purpose     Date of Payment    Instructions
----       -----------------         -------     ---------------    ------------